Exhibit 99.1

Contacts:
Jeff Young Media Relations Akamai Technologies 617-444-3913 jyoung@akamai.com	—or—	Natalie Temple Investor Relations Akamai Technologies 617-444-3635 ntemple@akamai.com

AKAMAI REPORTS SECOND QUARTER 2012

FINANCIAL RESULTS

•	Second quarter revenue of $331 million, up 20 percent year-over-year

•	GAAP net income of $44 million, down 8 percent year-over-year; or $0.24 per diluted share, down 4 percent year-over-year

•	Normalized net income* of $78 million, up 18 percent year-over-year; or $0.43 per diluted share, up 23 percent year-over-year

CAMBRIDGE, Mass. – July 25, 2012 – Akamai Technologies, Inc. (NASDAQ: AKAM), the leading cloud platform for helping enterprises provide secure, high-performing user experiences on any device, anywhere, today reported financial results for the second quarter ended June 30, 2012. Revenue for the second quarter of 2012 was $331 million, a 20 percent increase over second quarter 2011 revenue of $277 million.

Net income in accordance with United States Generally Accepted Accounting Principles, or GAAP, for the second quarter of 2012 was $44 million, or $0.24 per diluted share, an 8 percent decrease from second quarter 2011 GAAP net income of $48 million, or $0.25 per diluted share, and a 2 percent increase from first quarter 2012 GAAP net income of $43 million, or $0.24 per diluted share.

The Company generated normalized net income* of $78 million, or $0.43 per diluted share, in the second quarter of 2012, an 18 percent increase over second quarter 2011 normalized net income of $66 million, or $0.35 per diluted share, and a 3 percent increase from the prior quarter normalized net income of $75 million, or $0.41 per diluted share. (*See Use of Non-GAAP Financial Measures below for definitions.)

“Akamai’s very strong second quarter results were driven on the top line by increased adoption of our cloud infrastructure solutions as well as continued growth of content delivery solutions,” said Paul Sagan, President and CEO of Akamai. “Our bottom line performance was the result of significant benefits we have begun to realize from improvements we are making to scale our network operations.”

Adjusted EBITDA* for the second quarter of 2012 was $143 million, up 13 percent from $126 million in the second quarter of 2011, and flat with the prior quarter. Adjusted EBITDA margin* for the second quarter was 43 percent, down 2 points from the prior quarter and down 3 points from the same period last year. (*See Use of Non-GAAP Financial Measures below for definitions.)

Cash from operations was $150 million in the second quarter of 2012, or 45 percent of revenue. At the end of the second quarter of 2012, the Company had just over $1 billion in cash, cash equivalents and marketable securities.

Sales through resellers and sales outside the United States accounted for 21 percent and 27 percent, respectively, of revenue for the second quarter of 2012.

Share Repurchase Program

During the second quarter of 2012, under a share repurchase program that was approved by the Board of Directors in April 2011 and expanded in May 2012, the Company repurchased approximately 2 million shares of its common stock for $67 million, at an average price of $30.78 per share. As of June 30, 2012, the Company had repurchased 20 million shares of its common stock for $558 million, at an average price of $27.27 per share since April 2009.

The Company had approximately 178 million shares of common stock outstanding as of June 30, 2012.

Quarterly Conference Call

Akamai will host a conference call today at 4:30 p.m. ET that can be accessed through 1-800-291-5365 (or 1-617-614-3922 for international calls) and using passcode No. 94771540. A live Webcast of the call may be accessed at www.akamai.com in the Investor section. In addition, a replay of the call will be available for one week following the conference through the Akamai Website or by calling 1-888-286-8010 (or 1-617-801-6888 for international calls) and using passcode No. 25706113.

About Akamai

Akamai® is the leading cloud platform for helping enterprises provide secure, high-performing user experiences on any device, anywhere. At the core of the Company's solutions is the Akamai Intelligent Platform™ providing extensive reach, coupled with unmatched reliability, security, visibility and expertise. Akamai removes the complexities of connecting the increasingly mobile world, supporting 24/7 consumer demand, and enabling enterprises to securely leverage the cloud. To learn more about how Akamai is accelerating the pace of innovation in a hyperconnected world, please visit www.akamai.com or blogs.akamai.com, and follow @Akamai on Twitter.

Condensed Consolidated Balance Sheets

(dollar amounts in thousands)

(unaudited)

	Jun. 30, 2012	Dec. 31, 2011
Assets
Cash and cash equivalents	$182,996	$559,197
Marketable securities	313,564	290,029
Accounts receivable, net	206,316	210,936
Deferred income tax assets, current portion	6,444	6,444
Prepaid expenses and other current assets	47,285	55,414

Current assets	756,605	1,122,020
Marketable securities	521,885	380,729
Property and equipment, net	315,866	293,043
Goodwill and other intangible assets, net	793,724	498,300
Other assets	14,314	7,924
Deferred income tax assets, net	43,182	43,485

Total assets	$2,445,576	$2,345,501

Liabilities and stockholders’ equity
Accounts payable and accrued expenses	$139,154	$123,618
Other current liabilities	26,698	24,774

Current liabilities	165,852	148,392
Other liabilities	65,091	40,859

Total liabilities	230,943	189,251
Stockholders’ equity	2,214,633	2,156,250

Total liabilities and stockholders’ equity	$2,445,576	$2,345,501

Condensed Consolidated Statements of Operations

(amounts in thousands, except per share data)

(unaudited)

	Three Months Ended			Six Months Ended
	Jun. 30, 2012	Mar. 31, 2012	Jun. 30, 2011	Jun. 30, 2012	Jun. 30, 2011

Revenues	$331,306	$319,448	$276,989	$650,754	$552,942

Costs and operating expenses:
Cost of revenues * †	107,457	102,566	89,647	210,023	178,715
Research and development *	17,542	17,480	11,006	35,022	23,600
Sales and marketing *	75,882	67,290	52,837	143,172	106,202
General and administrative * †	57,997	55,706	45,975	113,703	89,876
Amortization of other intangible assets	5,463	4,767	4,292	10,230	8,569
Restructuring (benefit) charge	(46)	60	-	14	—

Total costs and operating expenses	264,295	247,869	203,757	512,164	406,962

Operating income	67,011	71,579	73,232	138,590	145,980

Interest income, net	1,626	1,646	3,096	3,272	6,056
Other income (expense), net	1,131	(441)	(107)	690	(1,142)

Income before provision for income taxes	69,768	72,784	76,221	142,552	150,894
Provision for income taxes	25,529	29,557	28,300	55,086	52,356

Net income	$44,239	$43,227	$47,921	$87,466	$98,538

Net income per share:
Basic	$0.25	$0.24	$0.26	$0.49	$0.53
Diluted	$0.24	$0.24	$0.25	$0.48	$0.52

Shares used in per share calculations:
Basic	178,547	178,120	186,612	178,332	186,731
Diluted	181,817	182,342	190,179	182,080	190,781

*	Includes stock-based compensation (see supplemental table for figures)
†	Includes depreciation and amortization (see supplemental table for figures)

Condensed Consolidated Statements of Cash Flows

(amounts in thousands)

(unaudited)

	Three Months Ended			Six Months Ended
	Jun. 30, 2012	Mar. 31, 2012	Jun. 30, 2011	Jun. 30, 2012	Jun. 30, 2011

Cash flows from operating activities:
Net income	$44,239	$43,227	$47,921	$87,466	$98,538

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	50,112	45,634	41,333	95,746	82,467
Stock-based compensation	25,621	20,924	11,612	46,545	27,324

Excess tax benefits from stock-based compensation	(1,635)	(13,414)	(1,838)	(15,049)	(10,850)
(Gain) loss on investments and disposal of property and equipment, net	(107)	(97)	(113)	(204)	4
Provision for doubtful accounts	(86)	370	132	284	454

Accounts receivable	7,803	(1,416)	(7,101)	6,387	456

Prepaid expenses and other current assets	4,663	4,309	6,917	8,972	841

Accounts payable, accrued expenses and other current liabilities	15,939	(5,798)	2,678	10,141	(5,713)

Accrued restructuring	(725)	(2,144)	(32)	(2,869)	(32)
Deferred revenue	2,667	1,474	1,271	4,141	(2,182)

Other noncurrent assets and liabilities	1,061	(566)	9,068	495	9,052

Net cash provided by operating activities	149,552	92,503	111,848	242,055	200,359

Cash flows from investing activities:

Cash paid for acquired businesses, net of cash received	—	(291,638)	(375)	(291,638)	(550)
Purchases of property and equipment and capitalization of internal-use software costs	(55,539)	(43,344)	(42,740)	(98,883)	(88,975)
Proceeds from sales and maturities of short- and long-term marketable securities	134,171	117,414	263,870	251,585	511,137

Purchases of short- and long-term marketable securities	(135,845)	(280,649)	(302,520)	(416,494)	(578,135)
Proceeds from the sale of property and equipment	2	10	63	12	88
Decrease in restricted investments held for security deposits	—	—	—	—	221

Net cash used in investing activities	(57,211)	(498,207)	(81,702)	(555,418)	(156,214)

Cash flows from financing activities:
Proceeds from the issuance of common stock under stock option and employee stock purchase plans	15,491	7,078	8,163	22,569	12,122
Excess tax benefits from stock-based compensation	1,635	13,414	1,838	15,049	10,850

Taxes paid related to net share settlement of equity awards	(2,541)	(21,655)	(3,507)	(24,196)	(3,507)

Repurchase of common stock	(67,213)	(7,913)	(48,935)	(75,126)	(92,613)

Net cash used in financing activities	(52,628)	(9,076)	(42,441)	(61,704)	(73,148)

Effects of exchange rate changes on cash and cash equivalents	(1,441)	307	750	(1,134)	2,766

Net increase (decrease) in cash and cash equivalents	38,272	(414,473)	(11,545)	(376,201)	(26,237)
Cash and cash equivalents, beginning of period	144,724	559,197	217,174	559,197	231,866

Cash and cash equivalents, end of period	$182,996	$144,724	$205,629	$182,996	$205,629

	Three Months Ended			Six Months Ended
	Jun. 30, 2012	Mar. 31, 2012	Jun. 30, 2011	Jun. 30, 2012	Jun. 30, 2011
Supplemental financial data (in thousands):

Stock-based compensation:
Cost of revenues	$884	$683	$590	$1,567	$1,145
Research and development	4,901	3,930	2,124	8,831	4,886
Sales and marketing	10,994	10,134	5,315	21,128	12,161
General and administrative	8,842	6,177	3,583	15,019	9,132

Total stock-based compensation	$25,621	$20,924	$11,612	$46,545	$27,324

Depreciation and amortization:
Network-related depreciation	$37,989	$34,605	$31,245	$72,594	$61,932
Capitalized stock-based compensation amortization	1,939	1,755	1,938	3,694	4,003
Other depreciation and amortization	4,721	4,507	3,858	9,228	7,963
Amortization of other intangible assets	5,463	4,767	4,292	10,230	8,569

Total depreciation and amortization	$50,112	$45,634	$41,333	$95,746	$82,467

Capital expenditures:
Purchases of property and equipment	$42,188	$30,433	$32,925	$72,621	$68,525
Capitalized internal-use software	13,351	12,911	9,815	26,262	20,450
Capitalized stock-based compensation	1,835	2,298	1,641	4,133	3,465

Total capital expenditures	$57,374	$45,642	$44,381	$103,016	$92,440

Net increase (decrease) in cash, cash equivalents, marketable securities and restricted marketable securities	$39,725	$(251,235)	$28,236	$(211,510)	$42,071

End of period statistics:
Number of employees	2,654	2,539	2,244
Number of deployed servers	115,008	108,507	95,811

*Use of Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), Akamai has historically provided additional financial metrics that are not prepared in accordance with GAAP (non-GAAP). Legislative and regulatory pronouncements discourage the use of and emphasis on non-GAAP financial metrics and require companies to explain why non-GAAP financial metrics are relevant to management and investors. We believe that the inclusion of these non-GAAP financial measures in this press release and our earnings call helps investors to gain a meaningful understanding of our past performance and future prospects, consistent with how management measures and forecasts our performance, especially when comparing such results to previous periods or forecasts. Our management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring our core operating performance and comparing such performance to that of prior periods and to the performance of our competitors. These measures are also used by management in its financial and operational decision-making. There are limitations associated with reliance on these non-GAAP financial metrics because they are specific to our operations and financial performance, which may make comparisons with other companies’ financial results more challenging. By providing both GAAP and non-GAAP financial measures, we believe that investors are able to compare our GAAP results to those of other companies while also gaining a better understanding of our operating performance as evaluated by management.

Akamai defines “Adjusted EBITDA” as net income, before interest, income taxes, depreciation and amortization of tangible and intangible assets, stock-based compensation expense, amortization of capitalized stock-based compensation, restructuring charges and benefits, acquisition related costs and benefits, certain gains and losses on investments, foreign exchange gains and losses, loss on early extinguishment of debt and gains and losses on legal settlements. Akamai considers Adjusted EBITDA to be an important indicator of the Company’s operational strength and performance of its business and a good measure of the Company’s historical operating trend.

Adjusted EBITDA eliminates items that are either not part of the Company’s core operations, such as investment gains and losses, foreign exchange gains and losses, early debt extinguishment and net interest income, or that do not require a cash outlay, such as stock-based compensation. Adjusted EBITDA also excludes depreciation and amortization expense, which is based on the Company’s estimate of the useful life of tangible and intangible assets. These estimates could vary from actual performance of the asset, are based on the historical cost incurred to build out the Company’s deployed network, and may not be indicative of current or future capital expenditures.

Akamai defines “Adjusted EBITDA margin” as a percentage of Adjusted EBITDA as a percentage of revenues. Akamai considers Adjusted EBITDA margin to be an indicator of the Company’s operating trend and performance of its business in relation to its revenue growth.

Akamai defines “capital expenditures” or “capex” as purchases of property and equipment, capitalization of internal-use software development costs and capitalization of stock-based compensation. Capital expenditures or capex are disclosed in Akamai’s consolidated Statement of Cash Flows in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission.

Akamai defines “normalized net income” as net income before amortization of other intangible assets, stock-based compensation expense, amortization of capitalized stock-based compensation, restructuring charges and benefits, acquisition related costs and benefits, certain gains and losses on investments, loss on early extinguishment of debt and gains and losses on legal settlements. Akamai considers normalized net income to be another important indicator of the overall performance of the Company because it eliminates the effects of events that are either not part of the Company’s core operations or are non-cash.

Akamai defines “normalized net income per share” as normalized net income, plus interest add-back for diluted share calculation, divided by the basic weighted average or diluted common shares outstanding used in GAAP net income per share calculations. Akamai considers normalized net income per share to be another important indicator of overall performance of the Company because it eliminates the effect of non-cash items. Adjusted EBITDA and normalized net income should be considered in addition to, not as a substitute for, the Company’s operating income and net income, as well as other measures of financial performance reported in accordance with GAAP.

Reconciliation of Non-GAAP Financial Measures

In accordance with the requirements of Regulation G issued by the Securities and Exchange Commission, the Company is presenting the most directly comparable GAAP financial measures and reconciling the non-GAAP financial metrics to the comparable GAAP measures.

Reconciliation of GAAP net income to Normalized net income

and Adjusted EBITDA

(amounts in thousands, except per share data)

	Three Months Ended			Six Months Ended
	Jun. 30, 2012	Mar. 31, 2012	Jun. 30, 2011	Jun. 30, 2012	Jun. 30, 2011

Net income	$44,239	$43,227	$47,921	$87,466	$98,538

Amortization of other intangible assets	5,463	4,767	4,292	10,230	8,569
Stock-based compensation	25,621	20,924	11,612	46,545	27,324
Amortization of capitalized stock-based compensation	1,939	1,755	1,938	3,694	4,003
Acquisition related costs (benefits)	376	4,452	—	4,828	(440)
Restructuring (benefit) charge	(46)	60	—	14	—

Total normalized net income:	77,592	75,185	65,763	152,777	137,994

Interest income, net	(1,626)	(1,646)	(3,096)	(3,272)	(6,056)
Provision for income taxes	25,529	29,557	28,300	55,086	52,356
Depreciation and amortization	42,710	39,112	35,103	81,822	69,895
Other (income) expense, net	(1,131)	441	107	(690)	1,142

Total Adjusted EBITDA:	$143,074	$142,649	$126,177	$285,723	$255,331

Normalized net income per share:
Basic	$0.43	$0.42	$0.35	$0.86	$0.74
Diluted	$0.43	$0.41	$0.35	$0.84	$0.72

Shares used in normalized per share calculations:
Basic	178,547	178,120	186,612	178,333	186,731
Diluted	181,817	182,342	190,179	182,080	190,781

Akamai Statement Under the Private Securities Litigation Reform Act

This release contains information about future expectations, plans and prospects of Akamai’s management that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995, including statements about future revenue growth. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors including, but not limited to, effects of increased competition including potentially failure to maintain the prices we charge for our services and loss of significant customers; failure of the markets we address or plan to address to develop as we expect or at all; inability to increase our revenue at the same rate as in the past and keep our expenses from increasing at a greater rate than our revenues; a failure of Akamai’s services or network infrastructure; delay in developing or failure to develop new service offerings or functionalities, and if developed, lack of market acceptance of such service offerings and functionalities or failure of such solutions to operate as expected, and other factors that are discussed in the Company’s Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other documents periodically filed with the SEC.

In addition, the statements in this press release represent Akamai’s expectations and beliefs as of the date of this press release. Akamai anticipates that subsequent events and developments may cause these expectations and beliefs to change. However, while Akamai may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Akamai’s expectations or beliefs as of any date subsequent to the date of this press release.